SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report:  November 9, 1999
               ---------------------
(Date of earliest event reported)


                    WPS Resources Corporation
-----------------------------------------------------------------
      (Exact name of registrant as specified in its charter)



                            Wisconsin
-----------------------------------------------------------------
          (State or other jurisdiction of incorporation)


          1-11337                           39-1775292
------------------------       ---------------------------------
(Commission File Number)       (IRS Employer Identification No.)


700 North Adams Street, P.O. Box 19001, Green Bay, WI  54307-9001
-----------------------------------------------------------------
     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (920)433-1727
                                                    -------------


                         Not Applicable
-----------------------------------------------------------------
(Former name or former address, if changed since last report)


                        Page 1 of 4 Pages

                  Index to Exhibits is on Page 4

ITEM 5.   OTHER EVENTS.

          (a) UNDERWRITING AGREEMENT. The Registrant has entered into an underwriting agreement with A. G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated and Legg Mason Wood Walker, Incorporated (the "Underwriting Agreement") in connection with the offering of $150,000,000 aggregate principal amount of the Registrant's 7.00% Senior Notes Due November 1, 2009 (the "Senior Notes"), registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-88525). The Underwriting Agreement is filed herewith as Exhibit 1.

          (b) INDENTURE. The Registrant entered into a First Supplemental Indenture with Firstar Bank, National Association, as trustee, in connection with the offering of the Senior Notes. A copy of the First Supplemental Indenture is filed herewith as Exhibit 4A.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     EXHIBITS.

                  1 Underwriting Agreement, dated as of November 9, 1999 between WPS Resources Corporation and A. G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated and Legg Mason Wood Walker, Incorporated

                  4A First Supplemental Indenture dated as of November 1, 1999 between WPS Resources Corporation and
                        Firstar Bank, National Association

                  4B Form of 7.00% Senior Note Due November 1, 2009 (set forth in Appendix I to First Supplemental Indenture filed herewith as Exhibit 4A).

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WPS RESOURCES CORPORATION



                                        By:   /s/ D. P. Bittner
                                              ----------------------------
                                                  D. P. Bittner
                                                  Senior Vice President and
                                                  Chief Financial Officer





Date: November 12, 1999

                             WPS RESOURCES CORPORATION
                                     FORM 8-K


                                   EXHIBIT INDEX

Exhibit
-------

   1 Underwriting Agreement, dated as of November 9, 1999 between WPS Resources Corporation and A. G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated and Legg Mason Wood
           Walker, Incorporated

   4A First Supplemental Indenture, dated as of November 1, 1999 between WPS Resources Corporation and Firstar Bank,
           National Association

   4B      Form of 7.00% Note Due November 1, 2009 (set forth in
           Appendix I to First Supplemental Indenture filed herewith as Exhibit 4A)